SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2008

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

195 West Street, Waltham, Massachusetts 02451

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (781) 464-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2008, Salary.com, Inc. issued a press release announcing that its Board of Directors had authorized the repurchase of up to $2.5 million of Salary.com’s common stock over the next twelve months.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Salary.com, Inc. dated December 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: December 16, 2008	By:	/s/ Bryce Chicoyne
Bryce Chicoyne
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Salary.com, Inc. dated December 15, 2008.

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